Vanguard® Long-Term Treasury Fund
Schedule of Investments (unaudited)
As of October 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (96.5%)
U.S. Government Securities (89.7%)
	United States Treasury Note/Bond	1.125%	8/15/40	38,000	23,483
	United States Treasury Note/Bond	1.375%	11/15/40	64,100	41,114
	United States Treasury Note/Bond	1.875%	2/15/41	111,800	77,579
	United States Treasury Note/Bond	2.250%	5/15/41	88,000	64,625
	United States Treasury Note/Bond	1.750%	8/15/41	119,990	80,468
	United States Treasury Note/Bond	3.750%	8/15/41	571	521
	United States Treasury Note/Bond	2.000%	11/15/41	78,200	54,422
	United States Treasury Note/Bond	3.125%	11/15/41	15,900	13,284
	United States Treasury Note/Bond	2.375%	2/15/42	69,200	50,970
	United States Treasury Note/Bond	3.000%	5/15/42	29,800	24,185
	United States Treasury Note/Bond	3.250%	5/15/42	76,780	64,603
	United States Treasury Note/Bond	2.750%	8/15/42	16,900	13,142
	United States Treasury Note/Bond	3.375%	8/15/42	85,500	73,062
	United States Treasury Note/Bond	4.000%	11/15/42	8,700	8,111
	United States Treasury Note/Bond	3.125%	2/15/43	39,111	32,034
	United States Treasury Note/Bond	3.875%	2/15/43	51,500	47,098
	United States Treasury Note/Bond	2.875%	5/15/43	55,446	43,491
	United States Treasury Note/Bond	3.875%	5/15/43	37,100	33,836
	United States Treasury Note/Bond	3.625%	8/15/43	50,500	44,314
	United States Treasury Note/Bond	4.375%	8/15/43	47,000	45,840
	United States Treasury Note/Bond	3.750%	11/15/43	6,557	5,846
	United States Treasury Note/Bond	4.750%	11/15/43	22,500	23,027
	United States Treasury Note/Bond	4.500%	2/15/44	30,000	29,677
	United States Treasury Note/Bond	3.375%	5/15/44	20,900	17,563
	United States Treasury Note/Bond	4.625%	5/15/44	61,350	61,657
	United States Treasury Note/Bond	3.125%	8/15/44	25,449	20,490
	United States Treasury Note/Bond	3.000%	11/15/44	61,651	48,569
	United States Treasury Note/Bond	2.500%	2/15/45	40,500	29,147
	United States Treasury Note/Bond	3.000%	5/15/45	1,205	946
	United States Treasury Note/Bond	2.875%	8/15/45	27,963	21,436
	United States Treasury Note/Bond	3.000%	11/15/45	42,100	32,917
	United States Treasury Note/Bond	2.500%	2/15/46	46,295	32,956
	United States Treasury Note/Bond	2.500%	5/15/46	6,810	4,831
	United States Treasury Note/Bond	2.250%	8/15/46	60,000	40,388
	United States Treasury Note/Bond	2.875%	11/15/46	18,969	14,363
	United States Treasury Note/Bond	3.000%	2/15/47	57,998	44,804
	United States Treasury Note/Bond	3.000%	5/15/47	8,636	6,665
	United States Treasury Note/Bond	2.750%	8/15/47	38,230	28,111
	United States Treasury Note/Bond	2.750%	11/15/47	15,290	11,224
	United States Treasury Note/Bond	3.000%	2/15/48	53,900	41,360
	United States Treasury Note/Bond	3.125%	5/15/48	53,000	41,547
	United States Treasury Note/Bond	3.000%	8/15/48	42,333	32,371
	United States Treasury Note/Bond	3.375%	11/15/48	31,361	25,652
	United States Treasury Note/Bond	3.000%	2/15/49	22,000	16,782
[1]	United States Treasury Note/Bond	2.875%	5/15/49	44,761	33,312
	United States Treasury Note/Bond	2.250%	8/15/49	24,800	16,163
	United States Treasury Note/Bond	2.375%	11/15/49	20,600	13,789
	United States Treasury Note/Bond	2.000%	2/15/50	66,500	40,783
	United States Treasury Note/Bond	1.250%	5/15/50	50,500	25,361
	United States Treasury Note/Bond	1.375%	8/15/50	112,797	58,302
	United States Treasury Note/Bond	1.625%	11/15/50	109,012	60,229
	United States Treasury Note/Bond	1.875%	2/15/51	113,300	66,741
	United States Treasury Note/Bond	2.375%	5/15/51	108,050	71,786
	United States Treasury Note/Bond	2.000%	8/15/51	97,200	58,836
	United States Treasury Note/Bond	1.875%	11/15/51	87,200	51,039
	United States Treasury Note/Bond	2.250%	2/15/52	101,000	64,829
	United States Treasury Note/Bond	2.875%	5/15/52	75,000	55,406
	United States Treasury Note/Bond	3.000%	8/15/52	87,500	66,350
	United States Treasury Note/Bond	4.000%	11/15/52	67,800	62,281
	United States Treasury Note/Bond	3.625%	2/15/53	70,000	60,069

Vanguard® Long-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[2]	United States Treasury Note/Bond	3.625%	5/15/53	60,075	51,589
	United States Treasury Note/Bond	4.125%	8/15/53	59,400	55,817
	United States Treasury Note/Bond	4.750%	11/15/53	79,000	82,370
	United States Treasury Note/Bond	4.250%	2/15/54	104,360	100,316
	United States Treasury Note/Bond	4.625%	5/15/54	93,250	95,406
	United States Treasury Strip Coupon	0.000%	8/15/41	22,000	9,886
	United States Treasury Strip Coupon	0.000%	11/15/41	21,000	9,319
					2,678,490
Agency Bonds and Notes (6.0%)
[3]	Fannie Mae Principal Strip	0.000%	8/6/38	36,000	18,584
	Federal Farm Credit Banks Funding Corp.	3.820%	6/15/37	25,000	22,962
	Federal Farm Credit Banks Funding Corp.	4.000%	9/8/37	25,000	23,342
[3]	Federal Home Loan Mortgage Corp.	0.000%	11/15/38	14,465	7,379
[3]	Federal National Mortgage Assn.	0.000%	11/15/30	49,591	38,085
[3]	Freddie Mac Principal Strips	0.000%	3/15/31	68,687	51,732
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	19,800	15,723
					177,807
Nonconventional Mortgage-Backed Securities (0.8%)
[4]	Ginnie Mae REMICS	3.500%	10/20/50	14,600	12,105
[4]	Ginnie Mae REMICS	5.000%	11/20/52	13,918	12,809
					24,914
Total U.S. Government and Agency Obligations (Cost $3,276,530)					2,881,211
				Shares
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[5]	Vanguard Market Liquidity Fund (Cost $8,152)	4.834%		81,532	8,153
Total Investments (96.8%) (Cost $3,284,682)					2,889,364
			Maturity Date	Face Amount ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-4.4%)
[3,4,6]	UMBS Pool	5.000%	11/14/54–12/12/54	(72,000)	(69,957)
[3,4,6]	UMBS Pool	5.500%	11/15/54–12/15/54	(63,000)	(62,380)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $135,674)					(132,337)
Other Assets and Liabilities—Net (7.6%)					227,269
Net Assets (100%)					2,984,296
Cost is in $000.
1	Securities with a value of $1,308,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $5,102,000 have been segregated as initial margin for open futures contracts.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2024.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

Vanguard® Long-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
		Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2024	195	40,159	(497)
5-Year U.S. Treasury Note	December 2024	215	23,055	(347)
Long U.S. Treasury Bond	December 2024	1,132	133,541	(4,740)
Ultra Long U.S. Treasury Bond	December 2024	177	22,236	44
				(5,540)

Short Futures Contracts
10-Year U.S. Treasury Note	December 2024	(464)	(51,258)	724
Ultra 10-Year U.S. Treasury Note	December 2024	(154)	(17,518)	481
				1,205
				(4,335)

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
7/5/29	N/A	6,360	2.530[1]	(0.000)[2]	29	29
7/5/29	N/A	5,870	2.525[1]	(0.000)[2]	26	26
7/5/29	N/A	5,870	2.523[1]	(0.000)[2]	25	25
7/10/29	N/A	7,486	2.491[1]	(0.000)[2]	20	20
7/10/29	N/A	6,520	2.484[1]	(0.000)[2]	15	15
7/15/29	N/A	6,515	2.420[1]	(0.000)[2]	(6)	(6)
7/18/29	N/A	6,515	2.449[1]	(0.000)[2]	3	3
7/19/29	N/A	6,520	2.437[1]	(0.000)[2]	(1)	(1)
8/1/29	N/A	6,520	2.394[1]	(0.000)[2]	(17)	(17)
8/5/29	N/A	6,515	2.363[1]	(0.000)[2]	(28)	(28)
7/5/54	N/A	1,400	0.000[2]	(2.522)[1]	(24)	(24)
7/5/54	N/A	1,290	0.000[2]	(2.519)[1]	(21)	(21)
7/5/54	N/A	1,290	0.000[2]	(2.524)[1]	(22)	(22)
7/10/54	N/A	1,610	0.000[2]	(2.510)[1]	(23)	(23)
7/10/54	N/A	1,400	0.000[2]	(2.499)[1]	(17)	(17)
7/15/54	N/A	1,400	0.000[2]	(2.469)[1]	(7)	(7)
7/18/54	N/A	1,405	0.000[2]	(2.501)[1]	(17)	(17)
7/19/54	N/A	1,400	0.000[2]	(2.482)[1]	(11)	(11)
8/1/54	N/A	1,400	0.000[2]	(2.454)[1]	(2)	(2)
8/5/54	N/A	1,405	0.000[2]	(2.411)[1]	10	10
					(68)	(68)
1	Interest payment received/paid at maturity.
2	Zero-coupon. Based on the return of US Consumer Price Index for All Urban Consumers (USCPIU). Interest payment received/paid at maturity.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.

Vanguard® Long-Term Treasury Fund
B.	To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash, short-term investments, or Treasuries in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At October 31, 2024, counterparties had deposited in segregated accounts securities with a value of $2,463,000 in connection with TBA transactions.
C.	Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price on a predetermined date. The fund forgoes principal and interest paid on the securities sold. In exchange for the forgone principal and interest paid, the fund is compensated by investing the proceeds of the sale, typically in high-quality short-term fixed income securities, and earning interest on such investments. Further the fund receives a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell substantially similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D.	Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
E.	Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows.  Under the terms of the swap, one party pays a fixed rate applied to a notional amount.  In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.

Vanguard® Long-Term Treasury Fund
F.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,881,211	—	2,881,211
Temporary Cash Investments	8,153	—	—	8,153
Total	8,153	2,881,211	—	2,889,364
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	(132,337)	—	(132,337)
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,249	—	—	1,249
Swap Contracts	128[1]	—	—	128
Total	1,377	—	—	1,377
Liabilities
Futures Contracts[1]	(5,584)	—	—	(5,584)
Swap Contracts	(196)[1]	—	—	(196)
Total	(5,780)	—	—	(5,780)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.